Taxes on Income	12 Months Ended
Dec. 31, 2025
Taxes on Income [Abstract]
Taxes on Income

Note 16 - Taxes on Income

A.	Corporate tax rate

The tax rate applicable to the Group is 23%.

B.

Carry-forward losses

The Company and its subsidiaries incurred losses through 2025, which are not expected to be utilized in the foreseeable future. Therefore, the Group did not record current taxes or deferred tax assets.

In 2025, the main reconciling item from the statutory tax rate of the Company (23%, representing a theoretical tax benefit of approximately USD 6 million) to the effective tax rate (0%) is mainly due to the fact that deferred taxes were not created in respect of current year tax losses and benefits.

The carry-forward loss for tax purposes of the Company and its subsidiaries, and the unrecognized research and development expenses, amount to USD 118 million as of December 31, 2025 (2024 – USD 100 million, 2023 – USD 96 million).